RYDEX | SGI FUNDS SUMMARY PROSPECTUS

Class A, B and C
February 1, 2011

Fundamental Alpha

Global Fund
Class A – SEQAX Class B – SGOBX Class C – SFGCX

www.rydex-sgi.com

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information (SAI), annual report and other information about the fund online at www.rydex-sgi.com/service/prospectuses_reports.shtml. You can also get this information at no cost by calling 1-800-888-2461 or by sending an e-mail to:  sservices@sg-investors.com.

The fund’s prospectus and SAI, each dated February 1, 2011, and the fund’s most recent shareholder report are all incorporated by reference into this Summary Prospectus.

Rydex Distributors, Inc.

SUMGBL-0211 x0212

Investment Objective — The Global Fund seeks long-term growth of capital primarily through investment in securities of companies in foreign countries and the United States.

Fees and Expenses of the Fund — This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Rydex | SGI Funds, as defined on page [INSERT PAGE NUMBER] of the Fund’s prospectus. More information about these and other discounts is available from your financial professional and in the “Buying Shares—Class A Shares” section on page [INSERT PAGE NUMBER] of the Fund’s prospectus and the “How to Purchase Shares” section on page Error! Reference source not found. of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	Closed to new subscriptions	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	5%	1%1
1 If your intermediary has entered into arrangements with the Distributor to forego receipt of the initial 1.00% sales commission, the Fund will waive any otherwise applicable CDSC when you redeem your C-Class Shares. See “Waiver of Deferred Sales Charge” for more information.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C
Management fees	1.00%	1.00%	1.00%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Acquired fund fees and expenses	0.01%	0.01%	0.01%
Other expenses	0.60%	0.60%	0.61%
Total annual fund operating expenses	1.87%	2.62%	2.63%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares (unless otherwise indicated) at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

	Redeemed				Not Redeemed
Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
A	$ 656	$ 1,035	$ 1,438	$ 2,561	$ 656	$ 1,035	$ 1,438	$ 2,561
B	765	1,114	1,590	2,772	265	814	1,390	2,772
C	366	817	1,395	2,964	266	817	1,395	2,964

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 288% of the average value of its portfolio.

Principal Investment Strategies — The Fund pursues its objective by investing, under normal market conditions, in at least three countries, one of which may be the United States. The Fund invests primarily in foreign and domestic common stocks or convertible stocks of companies considered to have appreciation possibilities. While the Fund may invest in the United States, there is no limit on its foreign investments. Ordinarily, at least 40% of Fund assets, but not less than 30% of Fund assets, will be invested in securities of non-U.S. issuers. Investments in debt securities may be made when market conditions are uncertain. The Fund may invest in issuers of any size, including small-capitalization issuers. The Fund’s index is the MSCI World Index, which is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the United States , Europe, Canada, Australia, New Zealand and the Far East.

      The Fund may also invest a portion of its assets in foreign currencies and derivatives, including options and futures contracts, which may be used to hedge the Fund’s portfolio, to increase returns or to maintain exposure to the equity markets. The Fund may also invest in emerging market countries.

      The Fund actively trades its investments without regard to the length of time they have been owned by the Fund, which results in higher portfolio turnover.

      Security Investors, LLC (the “Investment Manager”) manages Fund assets pursuant to a Global Equity strategy that seeks consistent alpha in all market environments. Using a proprietary database composed of 5,000 companies from around the world, the Investment Manager employs a bottom-up stock selection process designed to generate alpha through stock selection while maintaining a globally diversified portfolio.

      To lower the risks of foreign investing, such as currency fluctuations, the Investment Manager generally diversifies the Fund’s investments broadly across countries and industries.

Although the Fund primarily invests in securities issued by companies from countries with established economies, there is no limit in the amount that the Fund may invest in securities issued by companies from emerging markets.

      Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, or repurchase agreements. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Principal Risks — An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are listed below.

Active Trading Risk. Active trading, also called “high turnover,” may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. It may also result in short-term capital gains, which have a negative tax effect, and could also result in greater taxable distributions to shareholders of the Fund.

Emerging Markets Risk. Investments in emerging markets securities are generally subject to a greater level of those risks associated with investing in foreign securities, as emerging markets are considered less developed and developing countries.

Equity Derivatives Risk. Equity derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the equity derivative, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk.

Equity Securities Risk. Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The Fund could lose all of its investment in a company’s stock.

Foreign Securities Risk. Foreign securities, including investments in foreign securities through ADRs, carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

Leverage Risk. The Fund’s use of leverage through derivatives may cause the Fund to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives.

Management Risk. The Fund is actively managed. There is no guarantee that the investment strategies will be successful.

Market Risk. The market value of the securities held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

Smaller Companies Risk. The securities of smaller companies are subject to greater volatility, especially during periods of economic uncertainty. These risks are likely to be greater for micro-cap companies.

Performance Information — The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class A share performance from year to year and by showing how the Fund’s average annual returns for one, five, and ten years have compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.rydex-sgi.com or by calling 1-800-888-2461.

The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown.

Highest Quarter Return
2Q 2003 20.77%

Lowest Quarter Return
3Q 2002 -18.96%

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

Average Annual Total Returns (For the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Class A
Return before taxes	8.25%	0.77%	2.59%
Return after taxes on distributions	8.05%	-0.86%	1.75%
Return after taxes on distributions and sale of fund shares	5.36%	0.61%	2.21%
Class B	10.10%	2.01%	3.04%
Class C	13.07%	1.21%	2.43%
Index
MSCI World Index (reflects no deductions for fees, expenses, or taxes)	8.95%	3.05%	3.98%

Management of the Fund — Security Investors, LLC (the “Investment Manager”) serves as the investment manager of the Fund. Security Global Investors, LLC serves as the sub-adviser of the Fund. Scott Klimo, David Whittall, Mark Kress, and Yon Perullo are primarily responsible for the day-to-day management of the Fund, and each holds the title of “Portfolio Manager” with the Investment Manager. They have co-managed the Fund since August 2007.

Purchase and Sale of Fund Shares — You may purchase or redeem Fund shares through your broker/ dealer, other financial intermediary that has an agreement with Rydex Distributors, LLC, the Fund’s distributor, or through the transfer agent (by mail or telephone, if you select the telephone option on your account application). You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. Class B shares are closed to new subscriptions from either existing or new shareholders. The minimum initial investment is $100. Subsequent investments must be $100 (or $20 under an Accumulation Plan).

Tax Information — Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

Payments to Broker/Dealers and Other Financial Intermediaries — If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

One Security Benefit Place • Topeka, Kansas 66636-0001 •  www.rydex-sgi.com

Rydex Distributors, Inc.

SUMGBL-0211 x0212